UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2026

BNB Plus Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

25 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices) (Zip Code)

631-240-8800

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BNBX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 10, 2026, BNB Plus Corp. (the “Company”) received written notification (the “Delisting Notice”) from The Nasdaq Stock Market (“Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) has determined to delist the Company’s common stock, par value $0.001 per share (“Common Stock”), and suspend trading of its Common Stock at the open of trading on July 14, 2026.

As previously reported on March 24, 2026, the Company received written notice on March 20, 2026 (the “Notification Letter”) from the Listing Qualifications Department of Nasdaq that the Company did not satsify the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on the Nasdaq Capital Market. The Company was informed that its Common Stock would be subject to delisting from Nasdaq unless the Company timely requested a hearing before the the Panel. The Company timely requested a hearing before the Panel and had a hearing before the Panel on April 30, 2026. On May 19, 2026, the Panel granted the Company an extension to regain compliance with the $1.00 bid price requirement until June 11, 2026. On June 1, 2026, the Company informed the Panel that it would no longer be pursuing a reverse stock split to regain compliance with the $1.00 bid price requirement but instead the Company asked for an additional 60-day extension to organically regain compliance with the $1.00 bid price requirement as it made announcements in connection with the strategic review. In its Delisting Notice the Panel declined the Company’s extension request.

In accordance with Nasdaq Listing Rule 5820, the Company intends to request that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) review the Panel’s delisting determination in light of the Company’s recently closed financing and further developments in connection with the Company’s ongoing strategic review process (the “Listing Council Review”). If the Listing Council elects to review the matter, it may affirm, modify, reverse, or remand the Hearing Panel’s decision. The planned request for Listing Council Review will not stay the Panel’s delisting determination, and trading of the Company's Common Stock on the Nasdaq Capital Market will be suspended at the open of trading on July 14, 2026.

There can be no assurance that the Listing Council will grant the Company's request for the Listing Council Review, or that the Listing Council Review will result in the continued listing of the Company's Common Stock on the Nasdaq Capital Market. The Company's Common Stock is expected to continue trading on the OTCQB Venture Market during the pendency of the Listing Council Review, and there can be no assurance as to whether or when the Company's Common Stock may resume trading on the Nasdaq Capital Market.

In connection with the Panel’s decision, Nasdaq will file a Form 25 with the Securities and Exchange Commission (the “SEC”) in accordance with Nasdaq Listing Rule 5830 and Rule 12d2-2 promulgated under the Securities Exchange Act of 1934, as amended, after applicable appeal periods have lapsed.

As a result of the suspension in trading and expected delisting, the Company expects that its Common Stock will begin trading publicly on the OTCQB Venture Market, an over-the-counter market operated by OTC Markets Group, under its existing symbol “BNBX” at the open of trading on July 14, 2026.

The OTCQB Venture Market is a significantly more limited market than the Nasdaq, and quotation on the OTCQB Venture Market will likely result in a less liquid market for existing and potential holders of the Company’s Common Stock to trade such securities and could further depress the trading price of the Common Stock. The Company can provide no assurance that its Common Stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the its Common Stock on this market, or whether the trading volume of its Common Stock will be sufficient to provide for an efficient trading market for existing and potential holders of its Common Stock.

The transition of the Company’s Common Stock to the OTCQB Venture Market is not expected to affect the Company's business operations or its reporting requirements under the rules of the SEC.

Item 7.01.       Regulation FD Disclosure.

On July 13, 2026, the Company issued a press release announcing its receipt of the Delisting Notice. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the expected delisting of the Company’s securities from Nasdaq, the Company's expectations related to the request of a Listing Council Review, the Company's expectation that it will commence trading its Common Stock on the OTCQB Venture Market and the Company’s expectations related to its future financial and operating conditions and performance. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances. Capitalized terms shall have the meanings ascribed to such terms in the Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
99.1	Press release dated July 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNB Plus Corp.

Date: July 13, 2026	By:	/s/ Clay Shorrock
	Name:	Clay Shorrock
	Title:	Chief Executive Officer